CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.


                                                                   EXHIBIT 10.39


                                  NON-EXCLUSIVE
                            PATENT LICENSE AGREEMENT


                                TABLE OF CONTENTS

                            PREAMBLE

                            ARTICLES:

                            I       DEFINITIONS
                            II      GRANT
                            III     DUE DILIGENCE
                            IV      ROYALTIES
                            V       REPORTS AND RECORDS
                            VI      PATENT PROSECUTION
                            VII     INFRINGEMENT
                            VIII    PRODUCT LIABILITY
                            IX      EXPORT CONTROLS
                            X       NON-USE OF NAMES
                            XI      ASSIGNMENT
                            XII     TERMINATION
                            XIII    PAYMENTS, NOTICES AND OTHER COMMUNICATIONS
                            XIV     MISCELLANEOUS PROVISIONS

     THIS AGREEMENT is made and entered into this 13th day of November, 1992, (the Effective Date) by and between THE UNIVERSITY OF FLORIDA RESEARCH FOUNDATION, INC., a not-for-profit corporation duly organized and existing under the laws of the State of Florida and having its principal office at 1 Progress Boulevard, Alachua, Florida 32615, U.S.A. (hereinafter referred to as UFRFI), and Avigen, Inc., a corporation duly organized under the laws of Delaware and having its principal office at 19 Tarabrook Drive, Alameda, California 94563 (hereinafter referred to as LICENSEE).


                                   WITNESSETH

     WHEREAS, UFRFI is the owner of certain "Patent Rights" by assignment from the University of Florida (hereinafter referred to as University) relating to UFRFI Case No. UF#0431, U.S. Patent No. 5,139,941, Issued 08/18/92 "AAV Transduction Vectors" invented by Drs. Nicholas Muzyczka, Kenneth I. Berns, Richard J. Samulski & Paul L. Hermonat and has the right to grant licenses under said Patent Rights, subject only to a royalty-free, non-exclusive license heretofore granted to the United States Government;

     WHEREAS, UFRFI desires to have the Patent Rights developed and utilized to the fullest extent so that the benefits can be enjoyed by the general public and is willing to grant a non-exclusive license thereunder;

                                       1.

     WHEREAS, LICENSEE shall commit itself to a thorough, vigorous and diligent program of exploiting the Patent Rights commercially so that public utilization and royalty income to UFRFI shall result therefrom; and

     WHEREAS, LICENSEE desires to obtain a non-exclusive license under the Patent Rights upon the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein the parties hereto agree as follows:


                                    ARTICLE 1
                                   DEFINITIONS

For the purposes of this Agreement, the following words and phrases shall have the following meanings:

     1.1 "LICENSEE" shall mean the following:

          (a) a related company of LICENSEE, the voting stock of which is directly or indirectly at least fifty percent (50%) owned or controlled by LICENSEE;

          (b) an organization which directly or indirectly controls more than fifty percent (50%) of the voting stock of LICENSEE;

          (c) an organization, the majority ownership of which is directly or indirectly common to the ownership of LICENSEE.

     1.2 "PATENT RIGHTS" shall mean all of the following UFRFI intellectual property:

          (a) the United States patents and/or patent applications listed in Appendix A;

          (b) United States patents issued from the applications listed in Appendix A and from divisionals and continuations of these applications;

          (c) any reissues of United States patents described in (a) or (b) above.

     1.3 A "LICENSED PRODUCT" shall mean any product or part thereof which:

          (a) is covered in whole or in part by an issued, unexpired claim or a pending claim contained in the Patent Rights in the country in which any Licensed Products are made, used or sold;

          (b) is manufactured by using a process which is covered in whole or in part by an issued, unexpired claim or a pending claim contained in the Patent Rights in the country in which any Licensed Process is used or in which such product or part thereof is used or sold;

          (c) is derived from Patent Rights or know-how, and related to or described in Patent Rights;


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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY
BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       2.

          (d) is sold, manufactured or used in any country under this Agreement.

     1.4 A "LICENSED PROCESS" shall mean:

          (a) any process which is covered in whole or in part by an issued, unexpired claim or a pending claim contained in the Patent Rights;

          (b) is derived from Patent Rights or know-how, and related to or described in Patent Rights;

          (c) is sold, manufactured or used in any country under this Agreement.

     1.5 "NET SALES" shall mean LICENSEE's and its Co-Developer's (as that term is defined in Section 2.5) billings for Licensed Products and Licensed Processes produced hereunder less the sum of the following:

          (a) discounts allowed in amounts customary in the trade,

          (b) sales taxes, tariff duties, and/or use taxes which are directly imposed and are with reference to particular sales;

          (c) outbound transportation prepaid or allowed; and

          (d) amounts allowed or credited on returns.

No deductions shall be made for commissions paid to individuals whether they be with independent sales agencies or regularly employed by LICENSEE and on its payroll, or for cost of collections. Licensed Products shall be considered "sold" when billed out or invoiced.

     1.6 "TERRITORY" shall mean the United States.

     1.7 "FIELDS OF USE" shall mean:

          (a) Human [*] disorders, [*]. This field includes human [*] diseases that arise due to the absence, over-expression or altered expression of proteins normally [*]. This primary site and location of these proteins is [*]. Specifically included are human [*] and human disorders of the [*]. Specifically excluded are human [*].

          (b) Human [*] diseases. This field includes all forms of human [*]. This field also includes all forms of human [*].

          (c) Human [*]. This field includes the [*].

          (d) All human [*]. This Field includes: [*].

Specifically excluded from this Agreement are the following fields of use: therapeutic and prophylactic applications for the human [*] diseases (including [*]), diseases of [*], and all other human uses not specifically set out in (a)-
(d) above.


                                    ARTICLE 2
                                      GRANT

     2.1 UFRFI hereby grants to LICENSEE the non-exclusive right and license to make, have made, use, lease and sell the Licensed Products, and to practice the Licensed Processes in


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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY
BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       3.

the Territory for the Fields of Use to the end of the term for which the Patent Rights are granted unless sooner terminated according to the terms hereof.

     2.2 LICENSEE agrees that Licensed Products shall be manufactured substantially in the United States.

     2.3 UFRFI reserves the right to practice under the Patent Rights and know-how for its own purposes.

     2.4 UFRFI reserves the right to grant other licenses under the Patent
Rights.

     2.5 No rights are granted hereby allowing LICENSEE to grant sublicenses under the Patent Rights. Notwithstanding the foregoing, in the event that LICENSEE enters into an agreement with another business entity (hereinafter Co-Developer) to jointly develop Licensed Products and/or Licensed Processes, then LICENSEE may grant a limited sublicense to such Co-Developer for the sole purpose of jointly developing Licensed Products and/or Licensed Processes. For each of the 4 four (4) separate Fields of Use, LICENSEE may only have one Co-Developer and may only grant one limited sublicense to said Co-Developer. LICENSEE shall notify UFRFI in writing of the initiation of the license negotiations for said limited sublicense with a potential Co-Developer.

     2.6 LICENSEE hereby agrees that any limited sublicensing agreement it may grant to a Co-Developer pursuant to Section 2.5 which shall relate to the rights, privileges and license granted hereunder shall contain a statement setting forth the date upon which LICENSEE's non-exclusive rights, privileges and license hereunder shall terminate.

     2.7 LICENSEE agrees that any limited sublicense granted by it pursuant to
Section 2.5 shall provide that the obligations to UFRFI of this Agreement shall be binding upon the Co-Developer as if it were a party to this Agreement. LICENSEE further agrees to attach copies of this Agreement to the limited sublicense agreement.

     2.8 LICENSEE agrees to forward to UFRFI a copy of the limited sublicense agreement within thirty (30) days of the execution of the limited sublicense agreement and further agrees to forward to UFRFI annually a copy of such reports received by LICENSEE from its Co-Developer during the preceding twelve (12) month period under the limited sublicense as shall be pertinent to a royalty accounting under said limited sublicense agreement.

     2.9 LICENSEE shall not receive from the Co-Developer anything of value in lieu of cash payments in consideration for any limited sublicense under this Agreement, without the express prior written permission of UFRFI.

     2.10 The license granted hereunder shall not be construed to confer any rights upon LICENSEE by implication, estoppel or otherwise as to any technology not specifically set forth herein.


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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY
BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       4.

     2.11 The Patent Rights covered by this Agreement are subject to the rights and limitations of U.S. Code, Title 35, Chapter 38, and implementing regulations thereof, and the grant under this Article II is subject to such rights and limitations.


                                    ARTICLE 3
                                  DUE DILIGENCE

     3.1 LICENSEE shall use its best efforts to bring one or more Licensed Products or Licensed Processes to market through a thorough, vigorous and diligent program for exploitation of the Patent Rights to attain maximum commercialization of Licensed Products or Licensed Processes.

     3.2 In addition, LICENSEE shall adhere to the following milestones:

          (a) LICENSEE shall deliver to UFRFI on or before the first anniversary of the Effective Date a business plan showing the amount of money, number and kind of personnel and time budgeted and planned for each phase of development of the Licensed Products and Licensed Processes and shall provide similar reports to UFRFI on an annual basis on or before the ninetieth (90th) day following the close of LICENSEE's fiscal year.

          (b) LICENSEE shall initiate large animal studies using AAV vectors for gene therapy within one (1) year of signing this Agreement.

          (c) LICENSEE shall initiate human clinical studies utilizing AAV vectors for gene therapy within four (4) years of signing this Agreement.

     3.3 LICENSEE's failure to perform in accordance with Paragraphs 3.1 and 3.2 above shall be grounds for UFRFI to terminate this Agreement pursuant to Paragraph 12.3 hereof.


                                    ARTICLE 4
                                    ROYALTIES

     4.1 For the rights, privileges and license granted hereunder, LICENSEE shall pay royalties to UFRFI in the manner hereinafter provided to the end of the term of the Patent Rights or until this Agreement shall be terminated as hereinafter provided:

          (a) License Issue Fee of Seventy-five thousand Dollars ($75,000), which said License Issue Fee shall be paid in two (2) installments:

               (i) Thirty-seven thousand five hundred ($37,500) within sixty
(60) days after execution by both parties of this Agreement, and

               (ii) Thirty-seven thousand five hundred ($37,500) within ninety
(90) days after execution by both parties of this Agreement.

     If LICENSEE fails to pay the two installments of the License Issue Fee within the time frame stipulated in this Paragraph 4.1(a) then this Agreement shall immediately terminate.


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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY
BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       5.

          (b) LICENSEE shall issue to UFRFI 80,000 shares of Class A Common stock of LICENSEE immediately upon delivery and execution by both parties of a Stock Acquisition Agreement to be attached hereto as Exhibit I. Said Stock Acquisition Agreement shall be provided to UFRFI for UFRFI's execution and signature by December 4, 1992 and shall contain all appropriate terms customary for a stock acquisition agreement, including, but not limited to a dilution clause giving parity to all owners of the Class A Common stock. The 80,000 shares of LICENSEE's stock to be issued to UFRFI, together with any additional shares of stock of LICENSEE hereafter issued to UFRFI (collectively the "Shares"), shall be delivered to UFRFI immediately upon issuance. Should LICENSEE fall to provide to UFRFI said Stock Acquisition Agreement, or to issue or deliver to UFRFI the Shares, then at the election of UFRFI this Agreement shall terminate immediately.

               (i) LICENSEE represents and warrants that as of the date of this Agreement, LICENSEE has the following classes and numbers of securities outstanding:

     7,600,000 shares of Class A Common Stock par value $.001, 400,000 shares of Class B Common Stock par value $.001 convertible into 400,000 shares of Class A Common Stock par value $.001.

     LICENSEE further represents end warrants that the 400,000 outstanding shares of Class B Common Stock are convertible into 400,000 shares of Class A Common Stock. LICENSEE further represents and warrants to UFRFI that upon the date of issuance of the Shares, it will be authorized to issue the Shares as fully paid and non-assessable equity participations in LICENSEE.

               (ii) Upon the acquisition by UFRFI of the Shares, UFRFI shall not be responsible for any debts, liabilities or responsibilities of LICENSEE.

               (iii) Upon acquisition of the Shares, UFRFI shall have all of the rights currently afforded to the holders of LICENSEE's Class A Common stock, as outlined in the Certificate of Incorporation in the form to be attached hereto as Exhibit II by December 4, 1992.

               (iv) If LICENSEE fails to issue any of the Shares, then at the election of UFRFI this Agreement shall immediately terminate and LICENSEE shall comply with the termination provisions set forth in Section 12.7 herein.

          (c) For each Licensed Product Regulatory Milestone Payments, as follows:

               (i) Twenty-five thousand Dollars ($25,000) upon completion of Phase 1 clinical trials, "Phase 1" as defined by 21 Code of Federal Regulations, Chapter 1;

               (ii) Twenty-five thousand Dollars ($25,000) upon completion of Phase 2 clinical trials, "Phase 2" as defined by 21 Code of Federal Regulations, Chapter 1;

               (iii) Twenty-five thousand Dollars ($25,000) upon completion of Phase 3 clinical trials, "Phase 3" as defined by 21 Code of Federal Regulations, Chapter 1; and


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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY
BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       6.

               (iv) One-hundred thousand $100,000) upon issuance of a New Drug Application ("NDA") or Product License Application ("PLA").

     Payments (i), (ii) (iii) and (iv) shall be made for each Licensed Product, with the exception that LICENSEE will not have to make payments (i), (ii) and
(iii) for the second Licensed Product to be developed by LICENSEE within any one Field of Use.

          (d) Running Royalty in an amount equal to [ * ] of the Net Sales of the Licensed Products or Licensed Processes used, leased or sold by or for LICENSEE or its Co-Developer.

     4.2 Royalty payments shall be paid in United States dollars in Gainesville, Florida or at such other place as UFRFI may reasonably designate.

     4.3 In the event that any taxes, withholding or otherwise, are levied by any taxing authority in connection with accrual or payment of any royalties payable by LICENSEE under this Agreement, and LICENSEE determines in good faith that it must pay such taxes, LICENSEE shall have the right to pay such taxes to the local tax authorities on behalf of UFRFI and payment of the net amount due after reduction by the amount of such taxes, shall fully satisfy LICENSEE's royalty obligations under this Agreement. LICENSEE shall provide UFRFI with appropriate receipts or other documentation supporting such payment. LICENSEE shall inform UFRFI in writing, within thirty (30) days of notification that taxes will or have been levied by a taxing authority.

     4.4 In the event that UFRFI shall enter into a license agreement with any third party for any Field of Use licensed to LICENSEE on royalty terms more favorable to the third party licensee, then:

          (a) UFRFI shall promptly notify LICENSEE of any license so developed and describe in the notice any royalty and other consideration to be provided by third party licensee, and

          (b) LICENSEE shall have thirty (30) days to notify UFRFI whether LICENSEE desires to modify the royalty agreement to equal the royalty terms made available to such third party licensee.


                                    ARTICLE 5
                               REPORTS AND RECORDS

     5.1 LICENSEE shall keep full, true and accurate books of account containing all particulars that may be necessary for the purpose of showing the amounts payable to UFRFI hereunder. Said books of account shall be kept at LICENSEE's principal place of business or the principal place of business of the appropriate division of LICENSEE to which this Agreement relates. Said books and the supporting data shall be open at all reasonable times for five (5) years following the end of the calendar year to which they pertain, to the inspection of UFRFI or its agents for the purpose of verifying LICENSEE's royalty statement or compliance in other respects with this Agreement.


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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY
BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       7.

     5.2 LICENSEE shall deliver to UFRFI true and accurate reports, giving such particulars of the business conducted by LICENSEE and its Co-Developer during the preceding three-month period under this Agreement as shall be pertinent to a royalty accounting hereunder. These shall include at least the following;

          (a) number of Licensed Products manufactured and sold.

          (b) total billings for Licensed Products sold.

          (c) accounting for all Licensed Processes used or sold.

          (d) deductions applicable as provided in Paragraph 1.5.

          (e) total royalty due.

          (f) names and addresses of the Co-Developer of LICENSEE.

     The reports required by this Section 5.2 shall be made within forty-five
(45) days after December 31 each year until the first NDA or PLA or similar governmental regulatory marketing approval is obtained. Beginning with the calendar quarter during which said first approval occurs LICENSEE shall, within forty-five (45) days after March 31, June 30, September 30 and December 31, of each year, deliver to UFRFI the reports required by this Section 5.2

     5.3 With each such report submitted, LICENSEE shall pay to UFRFI the royalties due and payable under this Agreement. If no royalties shall be due, LICENSEE shall so report.

     5.4 The license and royalty payments set forth in this Agreement shall, if overdue, bear interest until payment at the monthly rate of one percent (1%). The payment of such interest shall not foreclose UFRFI from exercising any other rights it may have as a consequence of the lateness of any payment.


                                    ARTICLE 6
                               PATENT PROSECUTION

     6.1 UFRFI shall apply for, seek issuance of, and maintain during the term of this Agreement the Patent Rights in the United States. The prosecution, filing and maintenance of all Patent Rights patents and applications shall be the primary responsibility of UFRFI; provided, however, LICENSEE shall assist UFRFI in obtaining patent extension pursuant to U.S. Code, Title 35, Section 156.

     6.2 Payment of all fees and costs relating to the filing, prosecution, and maintenance of the Patent Rights shall be the responsibility of UFRFI.


                                    ARTICLE 7
                                  INFRINGEMENT

     7.1 LICENSEE shall inform UFRFI promptly in writing of any alleged infringement of the Patent Rights by a third party and of any available evidence thereof.


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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY
BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       8.

     7.2 UFRFI shall, at its discretion, use diligence to cause infringement to cease by the grant of a license or other remedy or use diligence in bringing an infringement action against the third party. UFRFI reserves the right to identify LICENSEE in such suit as having rights under Patent Rights. UFRFI shall not name LICENSEE as a co-party in such suit without an express written request from LICENSEE.

     7.3 In a case in which UFRFI brings an infringement action against a third party, this action shall be at no cost to LICENSEE unless LICENSEE joins the suit as a co-party. LICENSEE is under no obligation to join any such suit and UFRFI must approve, at its sole discretion, the addition of LICENSEE as a co-party.

     7.4 Nothing in this Agreement shall be construed as an agreement by UFRFI to bring or prosecute actions or suits against third parties for infringement of Patent Rights.


                                    ARTICLE 8
                                PRODUCT LIABILITY

     8.1 LICENSEE shall at all times during the term of this Agreement and thereafter, indemnify, defend and hold UFRFI and the University, their trustees, officers, employees and affiliates, harmless against all claims and expenses, including legal expenses and reasonable attorneys' fees, arising out of the death of or injury to any person or persons or out of any damage to property and against any other claim, proceeding, demand, expense and liability of any kind whatsoever resulting from the production, manufacture, sale, use, lease, consumption or advertisement of the Licensed Product(s) and/or Licensed Process(es) or arising from any obligation of LICENSEE hereunder.

     8.2 LICENSEE shall obtain and carry in full force and effect liability insurance which shall protect LICENSEE and UFRFI in regard to events covered by Paragraph 8.1 above.

     8.3 EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, UFRFI MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, AND VALIDITY OF PATENT RIGHTS CLAIMS, ISSUED OR PENDING.


                                    ARTICLE 9
                                 EXPORT CONTROLS

     LICENSEE hereby agrees that it shall not sell, transfer, export or reexport any Licensed Products or Licensed Processes or related information in any form, or any direct products of such information, except in compliance with all applicable laws, including the export laws of any U.S. government agency and any regulations thereunder, and will not sell, transfer, export or reexport any such Licensed Products or Licensed Processes or information to any persons or any entities with regard to which there exist grounds to suspect or believe that they are violating such laws. LICENSEE shall be solely responsible for obtaining all licenses, permits or authorizations required from the U.S. and any other government for any such export or reexport. To the extent


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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY
BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                       9.

not inconsistent with this Agreement, UFRFI agrees to provide LICENSEE with such assistance as it may reasonably request in obtaining such licenses, permits or authorization.


                                   ARTICLE 10
                                NON-USE OF NAMES

     LICENSEE shall not use the names of the University of Florida or University of Florida Research Foundation, Inc. nor of any of either institution's employees, nor any adaptation thereof, in any advertising, promotional or sales literature without prior written consent obtained from UFRFI in each case, except that LICENSEE may state that it is licensed by UFRFI under one or more of the patents and/or applications comprising the Patent Rights.


                                   ARTICLE 11
                                   ASSIGNMENT

     This Agreement is not assignable except that LICENSEE may assign this Agreement to a successor by merger or sale of all of LICENSEE's business related to Licensed Processes and Licensed Products. The assignor shall remain liable and responsible for the performance and observance of all duties and obligations under this Agreement.


                                   ARTICLE 12
                                   TERMINATION

     12.1 If LICENSEE shall cease to carry on its business, this Agreement shall terminate upon notice by UFRFI.

     12.2 This Agreement shall immediately terminate if LICENSEE fails to do any of the following:

          (a) make the payment stipulated by Section 4.1(a)(i) in the time frame stipulated by Section 4.1(a)(i) ; or

          (b) make the payment stipulated by Section 4.1(a)(ii) in the time frame stipulated by Section 4.1(a)(ii) ; or

          (c) provide LICENSEE's Certificate of Incorporation, an equitable Stock Acquisition Agreement and issue and deliver the Shares in accordance with
Section 4.1 (b) in the time frame stipulated by Section 4.1(b).

UFRFI shall provide LICENSEE with written notification of the date of termination under this Section 12.2.

     12.3 Notwithstanding the immediate termination of the Agreement for LICENSEE's failure to pay as set forth in Section 12.2 above, should LICENSEE fail to pay UFRFI fees and royalties due and payable hereunder, UFRFI shall have the right to terminate this Agreement on thirty (30) days' notice, unless LICENSEE shall pay UFRFI within the thirty (30) day period, all such fees and royalties and interest due and payable. Upon the expiration of the thirty (30) days


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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY
BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      10.

period, if LICENSEE shall not have paid all such fees and royalties and interest due and payable, the rights, privileges and license granted hereunder shall terminate.

     12.4 Upon any material breach or default of this Agreement by LICENSEE, other than those occurrences set out in Paragraphs 12.1, 12.2, and 12.3 hereinabove, which shall always take precedence in that order over any material breach or default referred to in this Paragraph 12.4, UFRFI shall have the right to terminate this Agreement and the rights, privileges and license granted hereunder by ninety (90) days' notice to LICENSEE. Such termination shall become effective unless LICENSEE shall have cured any such breach or default prior to the expiration of the ninety (90) day period.

     12.5 LICENSEE shall have the right to terminate this Agreement at any time on three (3) months' written notice to UFRFI, and upon payment of all amounts due UFRFI through the effective date of the termination.

     12.6 UFRFI may terminate this Agreement upon the occurrence of the third separate default by LICENSEE within any consecutive three (3) year period for failure to pay royalties when due.

     12.7 Upon termination of this Agreement for any reason, nothing herein shall be construed to release either party from any obligation that matured prior to the effective date of such termination. LICENSEE and any Co/Developer thereof may, however, after the effective date of such termination, sell all Licensed Products, and complete Licensed Products in the process of manufacture at the time of such termination and sell the same, provided that LICENSEE shall pay to UFRFI the royalties thereon as required by Article IV of this Agreement and shall submit the reports required by Article V hereof on the sales of Licensed Products.

     12.8 In the event either party files for bankruptcy or a receiver is appointed, this Agreement may immediately thereafter be terminated at the option of the other party.


                                   ARTICLE 13
                   PAYMENTS, NOTICES AND OTHER COMMUNICATIONS

     Any payment, notice or other communication pursuant to this Agreement shall be sufficiently made or given on the date of mailing if sent to such party by certified first class mail, postage prepaid, addressed to it at its address below or as it shall designate by written notice given to the other party:

     In the case of UFRFI:

     President
     University of Florida Research Foundation, Inc.
     223 Grinter Hall
     Gainesville, Florida 32611-2037

With a copy to:

     Director

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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY
BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      11.

     Office of Patent, Copyright and Technology Licensing
     186 Grinter Hall
     Gainesville, Florida 32611-2037

All payments to:

     Director
     Office of Patent, Copyright and Technology Licensing
     186 Grinter Hall
     Gainesville, Florida 32611-2037

In the case of LICENSEE:

     President
     Avigen, Inc.
     19 Tarabrook Drive
     Alameda, California 94563


                                   ARTICLE 14
                            MISCELLANEOUS PROVISIONS

     14.1 This Agreement shall be construed, governed, interpreted and applied in accordance with the laws of the State of Florida, U.S.A.

     14.2 The parties hereto acknowledge that this Agreement sets forth the entire agreement and understanding of the parties hereto as to the subject matter hereof, and shall not be subject to any change or modification except by the execution of a written instrument subscribed to by the parties hereto.

     14.3 The provisions of this Agreement are severable, and in the event that any provisions of this Agreement shall be determined to be invalid or unenforceable under any controlling body of the law, such invalidity or unenforceability shall not in any way affect the validity or enforceability of the remaining provisions hereof.

     14.4 LICENSEE agrees to mark the Licensed Products sold in the United States with all applicable United States patent numbers.

     14.5 The failure of either party to assert a right hereunder or to insist upon compliance with any term or condition of this Agreement shall not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition by the other party.

IN WITNESS WHEREOF, the parties have hereunto set their hands and seals and duly executed this Agreement the day and year set forth below.

UNIVERSITY OF FLORIDA RESEARCH FOUNDATION, INC.


By /s/ Donald Price
   ----------------------------------
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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY
BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      12.

Name Dr. Donald R. Price

Title President

Date November 19, 1992


AVIGEN, INC.

By /s/ Jeffrey Wolf
   ------------------------------------

Name Jeffrey Wolf
     ----------------------------------

Title Vice President
      ---------------------------------

Date 11/13/92
     ----------------------------------


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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY
BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      13.

                                   APPENDIX A

UFRFI Case No. UF #0431

"AAV TRANSDUCTION VECTORS"

United States Patent No. 5139941

By DRS. NICHOLAS MUZYCZKA, KENNETH BERNS, RICHARD SAMULSKI and PAUL HERMONAT

Date Patent Issued 08/18/92


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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY
BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      14.

                         AMENDMENT TO LICENSE AGREEMENT

     THIS AMENDMENT is effective as of the 25th day of March, 1996 ("Effective Date") by and between AVIGEN, INC., a Delaware corporation (the "Company") and The University of Florida Research Foundation, Inc., a non-profit Florida corporation ("UFRFI")


                               W I T N E S S E T H

     WHEREAS, the parties hereto have entered into a License Agreement, dated November 13, 1992 (hereinafter the "License Agreement"); and

     WHEREAS, the parties desire to waive and modify certain milestone provisions under Article III.

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and other good and valuable consideration, the receipt of which is acknowledged by the parties, the parties hereby agree as follows:

1.   Section 3.2 is hereby amended to read in its entirety as follows:

"3.2 In addition, LICENSEE shall adhere to the following milestones:

     (a) LICENSEE shall deliver to UFRFI on or before the first anniversary of the Effective Date a business plan showing the amount of money, number and kind of personnel and time budgeted and planned for each phase of development of the Licensed Products and Licensed Processes and shall provide similar reports to UFRFI on an annual basis on or before the ninetieth (90th) day following the close of LICENSEE's fiscal year.

     (b) LICENSEE shall initiate large animal studies using AAV vectors for gene therapy by no later than January 1, 1996.

     (c) LICENSEE shall initiate human clinical studies utilizing AAV vectors for gene therapy by no later than May 18, 1998.

2.   Section 3.3 is hereby amended to read In its entirety as follows:

"3.3 LICENSEE's failure to perform in accordance with Sections 3.1 and 3.2 of this Agreement shall be grounds for UFRFI to terminate this Agreement in accordance with the provisions of Section 12.4 hereunder.

3. UFRFI hereby waives any default arising out the failure to achieve the milestones set forth in Section 3.2(b) prior to the date of this Amendment to License Agreement.


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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY
BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      15.

     IN WITNESS WHEREOF, the parties have each caused this Amendment to License Agreement to be signed and delivered by their duly authorized representatives as of the date first written above.


AVIGEN, INC.

By: /s/ John Monahan
    -----------------------------------

Title: CEO
       --------------------------------


THE UNIVERSITY OF FLORIDA RESEARCH FOUNDATION, INC.

BY: /s/ J. L. Heggestat
    -----------------------------------

Title: Executive Director
       --------------------------------
       April 10, 1996

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[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY
BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                                      16.